Exhibit 10.4
Corpus Christi Liquefaction, LLC

June 26, 2023

Attention: Commercial Operations
Cheniere Marketing International LLP
3rd Floor
The Zig Zag Building
70 Victoria Street
London SW1E 6SQ (United Kingdom)

Re:    LNG Sale and Purchase Agreement (EOG Early IPM) between Corpus Christi Liquefaction, LLC and Cheniere Marketing International LLP, dated December 30, 2019, as amended (the “SPA”)

Letter agreement regarding change from LIBOR to SOFR (“Letter Agreement”)

Dear Sir or Madam:
Reference is made to the SPA. Capitalized terms used in this Letter Agreement and not defined herein shall have the meanings given them in the SPA.

The Parties hereby agree, as contemplated by the definition of “LIBOR” in Section 1.1 of the SPA and Section 1.3 of the SPA, that Three-Month SOFR (as defined below) shall replace LIBOR in the SPA effective as of July 1, 2023. Effective as of such date, the SPA shall hereby be amended by: (i) replacing the definition of LIBOR with the below definition of Three-Month SOFR; and (ii) replacing each instance of “LIBOR” in the SPA with “Three-Month SOFR”. In addition, any other terms relating to LIBOR or the replacement of LIBOR in the SPA shall be disregarded.

“Three-Month SOFR    the forward-looking term rate based on a rate equal to the secured overnight financing rate administered by the Federal Reserve bank of New York (or a successor administrator of the secured overnight financing rate) for a tenor of three (3) months, as administered by CME Group Benchmark Administration Limited (or any other person which takes over the administration of that rate) and published by CME Group Benchmark Administration Limited (or any other person which takes over the publication of that rate);”

Except as expressly agreed herein, all terms and conditions of the SPA remain in full force and effect and are acknowledged and ratified.

700 Milam Street, Suite 1900, Houston, Texas 77002
+1 713-375-5000

Please indicate Buyer's agreement with the terms of this Letter Agreement by executing a copy where indicated below and returning it to Seller.

Sincerely,

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ Florian Pintgen
Florian Pintgen
Vice President, Commercial Operations

Accepted and Agreed:

Cheniere Marketing International LLP

By:	Cheniere Marketing, LLC, its managing member

/s/ Ramzi Mroueh
Name:	Ramzi Mroueh
Title:	Managing Director

700 Milam Street, Suite 1900, Houston, Texas 77002
+1 713-375-5000